As filed with the Securities and Exchange Commission on June 1, 1998.

                                                  Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     --------------------------------------

                                 AON CORPORATION
               (Exact name of issuer as specified in its charter)



          Delaware                                       36-3051915
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)



                     --------------------------------------

           AON STOCK AWARD PLAN (as amended and restated through 1997)
          AON STOCK OPTION PLAN (as amended and restated through 1997)
                      AON 1998 EMPLOYEE STOCK PURCHASE PLAN
                 RATH & STRONG, INC. EMPLOYEES' STOCK BONUS PLAN

                            (Full title of the plans)
                      -------------------------------------


     Raymond I. Skilling, Esq.
   Executive Vice President and
          Chief Counsel                                     Copy to:
      123 North Wacker Drive                   Jerome S. Hanner, Senior Counsel
     Chicago, Illinois   60606                           Aon Corporation
     (Name and address of agent                       123 North Wacker Drive
          for service)                               Chicago, Illinois   60606
          (312) 701-3025
   (Telephone Number, including
  area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|Title of                |Amount to Be          |Proposed Maximum      |Proposed Maximum      |Amount of             |
|Securities to be        |Registered(1)         |Offering Price Per    |Aggregate Offering    |Registration Fee(2)   |
|Registered              |                      |Share(2)              |Price(2)              |                      |
|                        |                      |                      |                      |                      |
|------------------------|----------------------|----------------------|----------------------|----------------------|
|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|Common Stock            |      3,575,500       |        $64.06        |$229,014,500.00       |      $67,560.00      |
|$1.00 par value per     |Aon Stock Award Plan  |                      |                      |                      |
|share                   |(as amended and       |                      |                      |                      |
|                        |restated through      |                      |                      |                      |
|                        |1997)                 |                      |                      |                      |
|------------------------|----------------------|----------------------|----------------------|----------------------|
|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|Common Stock            |      4,000,000       |        $64.06        |$256,240,000.00       |      $75,591.00      |
|$1.00 par value per     |Aon Stock Option      |                      |                      |                      |
|share                   |Plan (as amended and  |                      |                      |                      |
|                        |restated through      |                      |                      |                      |
|                        |1997)                 |                      |                      |                      |
|------------------------|----------------------|----------------------|----------------------|----------------------|
|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|Common Stock            |     5,000,000        |        $64.06        |$320,300,000.00       |     $94,489.00       |
|$1.00 par value per     |Aon 1998 Employee     |                      |                      |                      |
|share                   |Stock Purchase Plan   |                      |                      |                      |
|------------------------|----------------------|----------------------|----------------------|----------------------|
|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|Common Stock            |         57,654       |        $64.06        |  $3,693,316.00       |      $1,090.00       |
|$1.00 par value per     |Rath & Strong         |                      |                      |                      |
|share                   |Employees' Stock      |                      |                      |                      |
|                        |Bonus Plan            |                      |                      |                      |
|------------------------|----------------------|----------------------|----------------------|----------------------|
|------------------------|----------------------|----------------------|----------------------|----------------------|
|                        |                      |                      |                      |                      |
|                        |                      |                      |                      |Total Fees:           |
|                        |                      |                      |                      |    $238,730.00       |
|------------------------|----------------------|----------------------|----------------------|----------------------|

(1) Pursuant to Rule 416 under the Securities Act of 1933, includes such indeterminant number of shares as may be issuable by reason of the operation of the anti-dilution provisions of the plans listed below.

(2) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the Common Stock of the Registrant on the New York Stock Exchange on May 27, 1998.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


         The document(s) containing the information specified in Part I of Form S-8 have been or will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

         The  following   documents  are   incorporated   by  reference  in  the
registration statement:

         (c) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934.

         (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934.

         (e) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1997.

         (f) The description of Aon Corporation common stock, $1.00 par value per share (the "Common Stock") contained in the Registrant's registration statement on Form 8-A filed under the Securities Exchange Act of 1934 (File No. 1-7933), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all shares offered have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part hereof from the date of filing of such documents.

Item 5.  INTEREST OF NAMED EXPERTS AND COUNSEL

         The validity of the issuance of the Common Stock offered pursuant to the plans registered hereunder will be passed upon for the Registrant by Jerome
S. Hanner, Senior Counsel of the Registrant. As of May 27, 1998, Mr. Hanner owned 4,681 shares of Common Stock.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant's Certificate of Incorporation provides that the Registrant shall indemnify each director and officer of the Registrant to the fullest extent permitted by law, subject to the limitations set forth in its By-Laws. The By-Laws provide that the Registrant shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer.

         Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of directors and officers under certain circumstances, as therein set forth.


Item 8.  EXHIBITS

         The following are filed as exhibits to this registration statement:

  4.1 Second Restated Certificate of Incorporation of the Registrant -- incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991.

  4.2 Certificate of Amendment of the Registrant's Second Restated Certificate of Incorporation -incorporated by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ending March 31, 1994.

  4.3 Bylaws of the Registrant -- incorporated by referenced to Exhibit (d) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1982.

  4.4 Aon Stock Award Plan (as amended through 1997) - incorporated by reference to Exhibit 10(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

  4.5 Aon Stock Option Plan (as amended through 1997) -- incorporated by reference to Exhibit 10(a) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

  4.6    Aon 1998 Employee Stock Purchase Plan --  incorporated  by reference to
         Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

  4.7    Rath & Strong, Inc. Employees' Stock Bonus Plan.

   5.    Opinion of Jerome S. Hanner, Senior Counsel of the Registrant.

  15.    Acknowledgment of Ernst & Young LLP.

  23.1   Consent of Ernst & Young LLP.

  23.2 Consent of Jerome S. Hanner (contained in the opinion filed as Exhibit 5 to the registration statement).


Item 9.  UNDERTAKINGS

         The Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i)      to  include  any   prospectus   required  by  Section
                           10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933 (the "Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) That, for the purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 27, 1998.

                                               Aon Corporation



                                               By:   /S/ PATRICK G. RYAN
                                                  -----------------------------
                                                     Patrick G. Ryan, Chairman,
                                                     President and Chief
                                                     Executive Officer


         Each person whose signature appears below constitutes and appoints Patrick G. Ryan, Raymond I. Skilling, and Jerome S. Hanner, and each of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, pace and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement and the foregoing power of attorney has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                          TITLE                           DATE


/S/ PATRICK G. RYAN                Chairman,                        May 27, 1998
----------------------
(Patrick G. Ryan)                  President,  Chief Executive
                                   Officer and Director
                                   (Principal Executive Officer)

/S/ DANIEL T. CARROLL
----------------------
(Daniel T. Carroll)                Director                         May 27, 1998



----------------------
(Franklin A. Cole)                 Director                       ________, 1998



/S/ EDGAR D. JANNOTTA
----------------------
(Edgar D. Jannotta)                Director                         May 27, 1998

/S/ PERRY J. LEWIS
----------------------
(Perry J. Lewis)                   Director                         May 27, 1998


/S/ ANDREW J. MCKENNA
----------------------
(Andrew J. McKenna)                Director                         May 27, 1998


/S/ NEWTON N. MINOW
----------------------
(Newton N. Minow)                  Director                         May 27, 1998


/S/ RICHARD C. NOTEBAERT
----------------------
(Richard C. Notebaert)             Director                         May 27, 1998


/S/ DONALD S. PERKINS
----------------------
(Donald S. Perkins)                Director                         May 27, 1998


/S/ JOHN W. ROGERS, JR.
----------------------
(John W. Rogers, Jr.)              Director                         May 27, 1998


/S/ GEORGE A. SCHAEFER
----------------------
(George A. Schaefer)               Director                         May 27, 1998

/S/ RAYMOND I. SKILLING
----------------------
(Raymond I. Skilling)              Director                         May 27, 1998


/S/ FRED L. TURNER
----------------------
(Fred L. Turner)                   Director                         May 27, 1998


/S/ ARNOLD R. WEBER
----------------------
(Arnold R. Weber)                  Director                         May 27, 1998


----------------------
(Carolyn Y. Woo)                   Director                       ________, 1998


/S/ HARVEY N. MEDVIN
----------------------
(Harvey N. Medvin)                 Executive Vice President and     May 27, 1998
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION

4.1 Second Restated Certificate of Incorporation of the Registrant --incorporated by reference to
               Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991.


4.2 Certificate of Amendment of the Registrant's Second Restated Certificate of Incorporation -- incorporated by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ending March 31, 1994.


4.3            Bylaws  of  the  Registrant  --   incorporated  by
               referenced  to  Exhibit  (d) to  the  Registrant's
               Annual  Report  on Form  10-K for the  year  ended
               December 31, 1982.

4.4 Aon Stock Award Plan (as amended and restated through 1997) -- incorporated by reference to
               Exhibit 10(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.


4.5 Aon Stock Option Plan (as amended and restated through 1997) incorporated by reference to Exhibit
               10(a) to the Registrant's Quarterly Report on Form
               10-Q for the quarter ended March 31, 1997.


4.6            Aon   1998   Employee   Stock   Purchase   Plan  -
               incorporated by reference to Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.


4.7            Rath & Strong, Inc. Employees' Stock Bonus Plan.

5              Opinion of Jerome S. Hanner, Senior Counsel of the
               Registrant.


15             Acknowledgment of Ernst & Young LLP.

23.1           Consent of Ernst & Young LLP.

23.2 Consent of Jerome S. Hanner (contained in the opinion filed as Exhibit 5 to the registration statement).